THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference EVENT DATE/TIME: MARCH 11, 2014 / 1:40PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Brian Logan Abercrombie & Fitch Co. - VP, Finance and Controller C O N F E R E N C E C A L L P A R T I C I P A N T S Paul Alexander BofA Merrill Lynch - Analyst P R E S E N T A T I O N Paul Alexander - BofA Merrill Lynch - Analyst My name is Paul Alexander. I Work here at Bank of America Merrill Lynch with Lorraine Hutchinson, doing research on specialty retailers and department stores. And I lead coverage of the teen retailers. So it's my pleasure this morning to introduce Abercrombie & Fitch. With us this morning we have Brian Logan, Vice President of Finance, from Abercrombie. Brian? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Good morning, everyone. And thanks, Paul, for hosting us today. So before I begin, I would like to remind you that any forward-looking statements I may make today are subject to Safe Harbor statements found in our SEC filings. Also, please refer to our 8-K filed on February 27 for a reconciliation of non-GAAP measures that I will be referring to in the presentation. I'm going to keep my remarks fairly brief today and primarily just recap on the key themes from our last earnings call. 2013 was obviously a difficult year. Sales and earnings fell well short of the objectives we set at the beginning of the year, with comparable sales ending up down 11% for the year. We were able to offset some of these declines with actions further down the income statement but ended the year with adjusted non-GAAP operating income down 42% on a year-over-year basis and EPS down 34% on the same basis. In our core US chain plus DTC business, we swung to negative comps throughout 2013 following 12 straight quarters of growth in this metric. Particularly from July 1 forward, we saw significant decline in traffic that continued through the end of the year. As The New York Times put it in a January article, the question across the sector has been: where did teenagers go? This also meant that after three straight years of growth in adjusted non-GAAP EPS, that metric turned negative for 2013. It is obviously important we return to positive growth, particularly in our core US business; and we think the steps we are taking as we execute against our long-range strategic plan should put us in position to achieve this goal. Our financial objective remains to drive significant improvement on return on invested capital through a combination of operating margin expansion and disciplined capital allocation. Through our long-range plan, we have identified close to 150 specific initiatives that address different components of this objective. From an operating margin standpoint, we believe the improvement will come from four elements. First, improving productivity and performance in our US stores. Our success as a company will depend heavily on having a healthy US core business, which we see being accomplished primarily through a combination of merchandising and marketing initiatives. We are highly focused on continuing to improve fashion, particularly in our female business. As we said in our last earnings call, we are taking aggressive steps to evolve our assortment, improve our test-and-react capabilities, shorten lead times, and increase style differentiation. We are also working to increase brand engagement through enhanced marketing campaigns and programs, which will be supported by significant increase in spend in 2014. We plan to launch a global marketing campaign for Hollister this summer, featuring an evolved positioning which we will deliver through events, PR, and social media. In addition, we expect to launch a similar campaign for A&F aimed for back to school. 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Both campaigns will leverage our in-depth customer research and benefit from knowledge gained through smaller-scale marketing initiatives that were conducted during the fourth quarter. And while we expect a number of these initiatives will benefit AUR over time, we believe we will need to be more competitive on AURs in the current environment. And we'll look to aggressively reduce AUC in order to give us that flexibility. Finally, with regard to US store productivity, we continue to see store closures as a significant part of the equation. We have closed 220 stores since 2010, and we currently expect to close 60 to 70 stores in the US during 2014 through natural lease expirations, primarily at the end of the year. Importantly, we have significant flexibility to respond to changing retail dynamics in the US, as we have over 500 leases up for renewal between now and the end of 2016. The second element to improving operating margin is continuing our profitable international growth, with the objective of increasing our international penetration to approximately 50% of total sales while achieving a 30% four-wall margin rate in our international stores. Though international margins as a whole have come down a bit in a depressed environment and are weighed somewhat by Canada and the two legacy A&F stores in Japan, Europe remains in the upper 20s, with European Hollister stores operating at close to 30% margins. Looking ahead, our store expansion focus has clearly shifted to Asia. In 2014, we expect to open approximately 5 additional stores in China, including 2 mall-based A&F stores. And we are reviewing our ability to accelerate our plans in Japan, given the early success we have seen there. The third element is to increase DTC penetration to 25% of sales or greater while maintaining very strong margins. We plan to continue to invest in DTC, including increasing our assortment of web-exclusive styles, completing our order management system upgrade that will support omnichannel initiatives, advancing mobile capabilities, and expanding international language and payment options. And the fourth element is reducing expense. We have made excellent progress on the restructuring of our cost base. We now expect gross savings from our profit improvement initiative to be at least $175 million, of which approximately $30 million was recognized in 2013. And an incremental $145 million will be recognized in 2014. The majority of the total savings will affect operating expense, particularly store payroll; and are weighted to the second and third quarters, with the first and fourth quarters getting a lesser benefit. Partially offsetting 2014 savings, we expect to increase marketing expenditures by approximately $30 million or greater as compared to 2013, with the expense skewed towards the first half of the year. As we move forward, we believe the next big area of opportunity lies in lowering our merchandise average unit cost. Our average unit cost will be down on a full-year basis for 2014, weighted towards the back half of the year. And we see additional opportunity as we move forward, particularly in Hollister. Beyond these four elements, we continue to focus on ensuring we are properly organized to execute against our strategic plan. We are moving to a vertical organizational structure by brand for most of our categories in design, merchandising, and planning, which we underpinned by the hiring of brand presidents. We believe these actions will support a number of key initiatives, including increased brand differentiation and increased accountability. The other cornerstone of driving significant ROC improvement is disciplined capital allocation. We anticipate 2014 capital expenditures of around $200 million or slightly greater, which includes the effect of some timing shifts from 2013 and is prioritized towards DTC and IT investments to support growth initiatives. This includes a major project to reconfigure one of our distribution centers to be a dedicated direct-to-consumer facility, which we expect will improve order processing time and provide the additional infrastructure necessary to support unit volume growth from our expanding web-exclusive assortment. CapEx related to new international store openings will be prioritized towards key growth markets of Japan, China, and the Middle East. We expect to open 16 full-priced international stores throughout the year, including the Abercrombie & Fitch flagship store in Shanghai and a small number of A&F mall-based stores. Overall, our ROI for 2014 CapEx is expected to comfortably exceed our 30% objective. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Our capital allocation philosophy remains to return excess cash to shareholders. To that end, on February 27, we entered into a $150 million accelerated share repurchase agreement pursuant to the existing open share repurchase authorization of 16.3 million shares. The accelerated share repurchase agreement reflects our confidence in our ability to achieve significantly improved performance and create sustainable value for shareholders. We anticipate additional share repurchases over the course of the year, utilizing free cash flow generated from operations in addition to utilizing existing or additional credit facilities. Moving on to earnings outlook for 2014, based on an assumption of a high single-digit decline in comparable store sales and an approximately 20% increase in comparable direct-to-consumer sales, we project full-year diluted earnings per share in the range of $2.15 to $2.35. With DTC representing around 20% of the comp sales base, we would expect that to result in overall comps being down 2% to 3% for the year. The sales projection does not include any benefit we may realize during the year from our long-range plan initiatives but also does not reflect further potential deterioration in the underlining trends. The guidance assumes a gross margin rate for the full year that is flat to down slightly compared to 2013, with continuing AUR pressure and lower shipping and handling revenue relative to sales, offsetting AUC improvements and benefit from our profit improvement initiative. The above guidance does not include charges related to the restructuring of the Gilly Hicks brand, other impairment or store closure charges, or charges related to the implementation of the profit improvement initiative. We anticipate a full-year tax rate of approximately 35% and a weighted average share count of approximately 78 million shares, which excludes the effect of share repurchases, including those repurchased pursuant to the accelerated share repurchase agreement. That brings me to the end of my brief prepared remarks this morning. As we look forward to 2014 and beyond, there is much work ahead of us as we navigate a rapidly changing, difficult, and uncertain environment. However, we are encouraged by the progress we are making as we continue to execute against our long-range plan objectives. And we are committed to achieving meaningful improvements in our business and creating significant value for our shareholders. Thank you. Q U E S T I O N S A N D A N S W E R S Paul Alexander - BofA Merrill Lynch - Analyst All right, thanks. Brian, I think we'll open up some Q&A now. And I think my first question is: there's a theme over the last quarter or two about evolving the positioning of the brand. And just over the last week there were a couple of stories in the news about the Board being interested in evolving the positioning of Hollister to be fast fashion and Abercrombie & Fitch to go back towards its high-end heritage. Could you expand on those articles -- those interviews -- I think they were with Jonathan. How accurate were the portrayals of evolution in those articles? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Well, certainly we look at our brands as evolving at this point. And part of that evolution is to become faster in fashion. Not quite at this point ready to become fast fashion, but certainly faster in our fashion. And we're doing that through a number of initiatives that will improve our test-and-react capabilities. We're using that new technology to test, but we think it will allow us to test earlier in the development cycle and reduce some of the lead time. We're also doing other initiatives to reduce our lead time to be able to bring the fashion into the stores were quickly, utilizing third-party vendors, utilizing our vendors to produce a product. So I think certainly at this point it's an evolution. We're going to see it in terms of the product, but you are also going to see it in terms of marketing, as well. The marketing will be an evolution of the brand. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

It's not going to be a complete change. We're still going to leverage the heritage of the brand. But I think the whole point is an evolution, and it's not the wholesale change at this point. With regard to A&F and going back to its heritage, certainly I think that we found that the brand has aged younger. I think it's always kind of been a little bit younger than what we target, and that's something we're going to spend a little bit more time and energy in trying to, through marketing, through the store environment and product, try and shoot for a little bit higher age range, probably targeting the 20-year-old, young 20-year-old, in terms of that age range. Paul Alexander - BofA Merrill Lynch - Analyst How does pricing play into this evolution? Because the article about Hollister as fast fashion -- it would seem maybe that was -- I thought that Hollister would get cheaper. And Mike was talking on the last call about reducing average unit cost for Hollister. So how does price play into it for Hollister? And then for A&F, how does price play into it for A&F? Because if you're going to an older customer, and you're saying things like you want to reconnect with your high-end heritage, is that to say that Abercrombie will take up prices? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Well, let's start with Hollister first. I think that we see that as a brand that we're looking to to become more like fast fashion. And certainly AUR and price is a big part of that. I think in this challenging environment, we're looking at AURs to be down. And we need to be more competitive on AURs in this environment. And one of the things we're doing is we're aggressively going after AUC, particularly on the Hollister brand, to give us that flexibility to be more competitive on the AUR side. In terms of the A&F brand, I think we feel comfortable where the prices are today. I don't think we're talking about increasing prices for the A&F concept. I think it's more targeting the age range through some of the marketing initiatives that we're looking for there. Paul Alexander - BofA Merrill Lynch - Analyst And how about the evolution in terms of fashion? We're talking about speeding up lead times, maybe tweaking promotional strategy or AUR. But how does that reconcile with the tone that Mike took at the November Analyst Day, when he said, we think our aesthetic is good, and you won't see us really change the assortment too much? I think his exact words were something like, we're not going to go after bohemian, or something like that. Has the A&F stance on that changed at all with this? Or will most of this evolution be through things like lead times, and pricing, and AUC? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller I think that's exactly it. I think that we're looking to leverage our heritage of the brands, what we're known for. But where we think we can make an impact is on the fashion side, and being more right with our fashion, being quicker with our fashion. I think certainly our lead times in the past have made that more challenging. I think that is one of our initiatives is to reduce the lead time, particularly in the female fashion part of the business, increasing the amount of assortment we leave open for chase, utilizing vendor-designed merchandise, using a better testing technique that allows us to react more quickly to what we're testing. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

And then the final one that we're working on -- and I shouldn't say the final. The other one that we're working on is what we're calling fabric platforming, which is having fabric available -- key core fabrics available at the factory to be able to go into production as soon as we want to place an order. Paul Alexander - BofA Merrill Lynch - Analyst All right. At this time are there any questions out in the audience? Unidentified Audience Member So it sounds like there's a lot of discussion around lead times and becoming faster. And certainly, that's always a good idea. It makes it easier to become more relevant to your core customer. But is that -- as you have diagnosed it, is that really -- I'm trying to arrive at what is the key problem? Maybe speed is the real problem, but as I look at it -- and, obviously, everyone has talked about it for a year now -- across the teen space, everybody has seen a significant slowdown. I think your own guidance calls for down high-single-digit comps all year. Who knows if that will be true or not? But I'm trying to get after what is causing all of this? It can't just be speed, and it can't just be fashion, unless you are projecting your fashion to be missing all year. And I don't think that everybody in the mall missed fashion all year last year. It still eludes me what the core problem is other than maybe it's just teens spending towards games and all these things that have been talked about. I'm curious as to what your opinion is as to what the key problem is, and whether or not things like speed and fast fashion at Hollister address that? Thanks. Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Sure. That's a great point and a great question. Certainly we're in a challenging environment right now, where traffic trends have been down. And it's very widespread, but particularly, it's affecting the teen and junior space more dramatically. There's a lot of theories. I don't know if anyone knows for sure what is driving that trend. It seemed to have started around July of 2013. Some of the theories are -- such as you said, there's diverted spend. Teens are diverting more of their spend to technology. And interestingly, we've seen some evidence that they may be diverting more spend to food. Certainly, teen unemployment remains high, but I don't know if that really explains the sudden drop in the traffic that we saw. Other theories that have been floating out there is there just wasn't a compelling trend in 2013. We had a big colored bottoms trend in 2012 going up against that. So there are some theories around that. I think the truthful answer is I don't know if anyone really knows why teen traffic has dropped off. We certainly haven't seen that abate. And that's reflected in the guidance that we've given for the year. We expect the trend to continue for the year. Obviously, we're going to lap that when we get into July. But the initiatives we are working on in terms of improving our fashion and our product, and reconnecting with our customer, and re-engaging with the brand, I think, are more longer-term objectives that reach beyond just the current environment that we are in. And we are hopeful that these initiatives, if we execute to our plan, will improve the business over a longer period of time. And that is certainly our expectation. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Unidentified Audience Member In looking at the trends of the business and the negative comps, what's your opinion about what the effect, in trading areas where you have overlapping stores, has been the entrance of H&M, Forever 21, and also the growth in off-price on your business? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Sure. So we think entrants like H&M, Forever 21 who have expanded significantly in the US over the last several years have had a big factor on our business. If you look at our business, we had three years of growth following the recession, and then we took a step backwards this year. If you look at the detail behind that, what we have found is that from the men's side of the business, our men's productivity is similar to what it was prior to the recession. But it's on the women's side of the business, particularly women's fashion, women's fashion tops, that just has not rebounded. And we think that fast fashion, pure-play online retailers have had a big impact on that business not coming back as strongly as the men's business had. And that's really when we went through a process -- started it about a year ago. We went through an extensive internal review process -- a strategic review process. These were things that we uncovered, obviously, as part of that process and developed out of that review 150 action items that we want to address. And a lot of it revolves around improving US productivity, particularly on the female fashion side of the business; and a lot of it is addressing how do we compete in today's environment. There's certainly a lot more competition with the fast fashion and how we reengage with today's customer. I think today's customer is different than it was 5, 10 years ago. And we're certainly taking steps to reengage that customer and improve our product. And I think speed to market is a key element to competing in today's environment. Unidentified Audience Member Thank you. When you think about your lease expiration schedule over the next few years, given the leverage you might have at sort of B- and C-type malls, can you talk about where you'll be letting leases roll off, and where you'll be renewing, and where you might have leverage in one product type as opposed to the other? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Sure. In terms of our leases -- like we said, we have 500 leases in the US that are coming up for renewal over the next few years. Certainly if you look at the stores that we've closed to this point, a lot of them do skew towards the lower-tier malls. I think that that's probably where we'll see additional store closures. The better malls, we tend to do a lot better. The lower-tier malls, we tend to struggle a little bit more. So certainly I think that we're not the only ones. I think a lot of people are having a difficult time in the lower-tier malls. And certainly I think that gives us more leverage when we're negotiating. But I think that's certainly the dynamic that we're seeing on that side. Paul Alexander - BofA Merrill Lynch - Analyst Brian, could you expand on the testing program? I think a lot of us in the investment community know of Express and how Express does a lot of testing. Are you -- when you talk about expanding testing to nearly 100% of the assortment, how are you doing it? And how does that contrast with maybe how Express or other retailers test? 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Sure. So what we're doing is we partnered with a third-party software system that allows us to connect with our customers, usually through some sort of survey where we can present product to our customer. And then they can give us feedback on that product, and it's qualitative feedback. And we can rate sentiment on the product, and we can get information on style, color, pricing, which is very beneficial. I think if you compare that are contrast that to maybe how we've done it somewhat in the past, where you're -- another form of testing would be produce product; put it in the store; you're putting in the store well in advance of in-season; and you're getting quantitative results back, but you're not really getting the qualitative information about what the customer liked or didn't like about the product. So we think this is much more powerful, because we can do it much earlier in the development cycle. We can do it while we're designing product. That can shave some lead time off the entire development product. I think we're getting qualitative information back that we weren't getting before that we can use to tweak product before we actually make it onto the floor. So we think this is a powerful tool that we're using. Our goal is to be able to test close to 100%. Because there's fairly minimal cost in terms of the number of items you're testing, it allows us to do that. And right now, I think we have about -- 50% of our assortment on the floor has probably been through that testing process. Paul Alexander - BofA Merrill Lynch - Analyst Okay. Now could we talk about international for second? Comps in Europe remained pretty negative. How do you gauge the impact of macro conditions there versus the brand's popularity, and how that's evolved in Europe? And would you say that you are more confident about improving the domestic business, with some of these efforts to improve domestic productivity; or about Europe, given maybe easier comparisons? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller If we first start with Europe -- our international and Europe in particular, the macro in Europe still remains very difficult. Similar to the US, teen unemployment is still at historic highs. And I think it's still a very difficult environment. I think that's a big reason for the comp decline. I think another component of it is simply the fact that there was kind of a rage, so to speak, when we opened our stores in Europe. And the stores were doing volumes that were -- well exceeded our initial plans and are just now coming down from some of those unsustainable highs. But I think in terms of the popularity of the brand, we think the brand still remains usually popular in Europe. I think you can evidence that by the lines that you can see outside the Fifth Avenue store here in New York. It's also evidenced that in absolute dollar terms, these stores still do incredible volumes compared to the mall averages. We still exceed the mall averages in the stores that we're at. And if you look at it from a bottom-line perspective, even in a depressed environment, the stores in Europe are still doing close to 30% operating margin. So we think the brands are still popular. It's primarily kind of macro that's going on there. In terms of turning around the business, where we have more confidence, US versus international? I think that's a very difficult question to answer. I think that certainly is part of our long-range review and our strategic plan. A lot of those initiatives are addressing US productivity, but any benefit we get from those, we think we'll also get in international as well. And I think as I said in my comments, our belief is that the overall health of our Company is highly dependent upon a strong US core business. Paul Alexander - BofA Merrill Lynch - Analyst We have a question in the corner. 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Unidentified Audience Member So what are the components of Hollister AUC and, like, labor costs, product costs, product improvement? And how are they trending into 2014? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Well, I think that -- I think we've probably seen some pressure on the labor side, without getting into too much detail. But I think what our objective is this year is actually on the Hollister side is for AUCs to actually come down in aggregate. We have that baked into our budget for the back half of the year, some modest AUC reduction in Hollister. And that is baked into the guidance that we gave. And that's largely being driven from this initiative that we are undertaking to reduce costs -- again, primarily in Hollister. I think if you look at what we're trying to do there, we think there's a big opportunity to take elements out of the product that the customer either doesn't value or they don't notice. I think a good example of that might be if you look at female denim on the Hollister side, we stitch a seagull in the front pocket. And it's likely that most customers don't even notice the seagull. And if we removed the seagull, that would save us $0.10 per unit. So that's one example I think that we're going to go through to identify things that are in the product that just -- the customer doesn't value or they don't notice. And we think there could be a decent opportunity there. Paul Alexander - BofA Merrill Lynch - Analyst Brian, just another on initiatives to boost productivity in the US. There was some talk on the last call about selling third-party products through your stores, and potentially even selling your product through third-party channels. We've seen you do a third-party product in your stores. I think what people are -- maybe have a little more question about is selling your products through third-party channels. Can you talk about how you're evaluating that opportunity, what that might look like someday, when we might expect a decision on that? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Sure. So like you said, selling third-party product in our store is something that we have started to do. Our first initiative and partnership is with Keds. We're offering Hollister-exclusive shoes in the stores and online. We have another -- a number of other partnerships with third-party to potentially offer product in our store. They are in the works, but probably too early at this point to make an announcement. So that clearly is a direction we're going. We think that can bring newness and excitement to the store as a way to get the customer into the store. The other component of it is taking our merchandise, as you said, and selling it through a third-party channel. We are very early in the process of analyzing what that could mean for us. So it's too early to really tell. We're looking at that particularly on an online basis, but again, we're just in the process of evaluating at this point. And too early to really say -- get into any specifics on what that could potentially mean. Paul Alexander - BofA Merrill Lynch - Analyst Okay. And then similar to that is this topic of you guys selling vendor-created styles. It's kind of with third-party products, you could say. What categories might we see that in? What would the margin structure look like? How much might you infuse into your assortment of that kind of product? 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Okay, so this is really trying to leverage our manufacturing base. Clearly, they're manufacturing for a broader retail assortment than us. They have -- many of the manufacturers have in-house design teams and understand what the current trends are in fashion. So what we are doing is leveraging that base. And we're going to test, taking some styles that are designed by our factories and selling them in our stores. We're testing it, and the first quarter will be our first test. You're going to see it almost exclusively on the female side of the business, the female fashion side of the business, to start. And like I said, we are testing it. It's too early to tell what that could mean in terms of how much that could mean to the business. If you look at the margins, I think the way we see it is they will be priced slightly lower initial selling margin, but hopefully, if it's fashion right, it will result in lower markdowns and a better overall gross margin rate. And certainly if this expands significantly, we could see some reduced overhead as a result of it. Paul Alexander - BofA Merrill Lynch - Analyst Any other questions in the audience? Okay, Brian, could you give us an update on the search for the brand presidents? What's the timetable there? Is there a date by which you want to have the candidates settled upon? And how involved is the new Board in selecting these folks? Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Well, it's certainly a high priority for us. We're making good progress on it, but I think it's one of those things where it's not done until it's done. We don't have a specific timetable in mind. And largely it's because of the type of people we're looking for for this role. We're looking for CEO types, people who have had prior experience running a brand. These folks will have responsibility for the brand, bottom-line accountability, influence on product and marketing and the store experience as well. Obviously, Mike will still have his points of view, but we're really looking for these individuals, one of which could potentially be a successor to Mike down the road. So it's going to take some time. And it's one of those things that it's not done until it's done. And we don't have a timeline. But we are moving forward, regardless, on starting to restructure the organization around a branded structure. We have started to do that this month in some of our key categories -- departments such as design, merchandising, and planning. And that's the direction we're going. We're going away from this horizontal structure and more to a vertical structure, which we think, among other things, will result in greater product differentiation and better accountability to the bottom line. Paul Alexander - BofA Merrill Lynch - Analyst Okay, I think we have time for one more question. I'll just deal it. Just to wrap up, looking for 2014, you are expecting continued negative comps in stores, but when you talk about all-in -- only, I think, negative 2% to negative 3% for the year, that does imply a pretty good dose of sequential acceleration in the business by the end of the year. So naturally, you're coming up against easier comparisons at the end of the year. You have some initiatives in the pipeline. How comfortable are you with the acceleration in the business through the year? Talk about maybe what you're seeing now. Or is it just the fact of lapping this terrible back to school and holiday? 10 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference

Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Well, that's a big part of it. So I'd step back and look at how we guided for the year. We use a trend model and based our guidance off the trend model. So it's really looking at what our current trends are. And our current trends really are showing that this difficult and challenging environment has -- we haven't seen signs of that abating from the traffic side. So the comp sales are down again in 2014 year over year. It does reflect, as you said, the fact that we're going to start anniversarying or lapping that decline in business that started in July. It also includes, if you'll recall, a difficult top-line performance in the first quarter last year. And so that will somewhat mitigate that. And the guidance really is -- doesn't reflect necessarily an improvement in the current trend. It reflects what our current trend is. It doesn't include any benefit that we might realize from our long-range plan, but it also doesn't include any potential further deterioration in the trend, either. Paul Alexander - BofA Merrill Lynch - Analyst All right, great. Well, thank you very much, Brian. Brian Logan - Abercrombie & Fitch Co. - VP, Finance and Controller Thank you. Thanks, Paul. D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2014, Thomson Reuters. All Rights Reserved. 5311578-2014-03-12T17:55:55.777 11 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2014 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 11, 2014 / 1:40PM, ANF - Abercrombie & Fitch Co. at Bank of America Merrill Lynch Consumer & Retail Conference